



DXL + FULLBEAUTY BRANDS

CREATING A SCALED, CATEGORY-DEFINING RETAILER FOR INCLUSIVE APPAREL

Destination XL Group has entered into an agreement to combine with FullBeauty Brands.

We are excited to be partnering with FullBeauty, a leading company in extended sizes and size inclusive fashions that has been serving the plus-size and Big + Tall apparel market since 1901.

Together, we will be able to provide our customers a shopping experience like no other, with more brands, more styles and more options both in-store and online.

This transaction is expected to close in the first half of fiscal 2026. It remains business as usual between now and close.

You can continue to shop as you always do in our stores and online at DXL.com. Our associates are ready to greet you and help you find the style, fits and sizes you need and won't find anywhere else.



Frequently Asked Questions

What does this mean for DXL customers?

- It is business as usual, and you can continue to rely on DXL for your Big + Tall apparel needs in-store or online at DXL.com.
- DXL gift cards will continue to be honored.
- There are no changes to our DXL Rewards programs, and you can continue to earn and use Rewards Certificates points as usual.
- We look forward to providing you the unique, high-quality customer service you expect from us this holiday season and beyond.

Will there be any changes to DXL's products or stores?

- It is business as usual as we work to complete this transaction.
- Following close, we look forward to offering customers expanded choices and enhanced product assortments as we leverage the combined company's broader portfolio.

FORWARD-LOOKING STATEMENTS

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DXL and FullBeauty operate and beliefs of and assumptions made by DXL management and FullBeauty management, involve uncertainties that could significantly affect the financial results of DXL or FullBeauty or the combined company. Words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "seeks" and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. With respect to any such forward-looking statements, DXL and FullBeauty each claim the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DXL and FullBeauty, including future financial and operating results and the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, integrating DXL and FullBeauty, and the expected timing for completing the merger — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the conditions to the completion of the merger, including the receipt of DXL stockholder approval for the merger; the ability to successfully integrate and scale our operations and employees; the ability and timing to realize anticipated benefits and synergies of the merger; the potential impact of the announcement, pendency or consummation of the merger on relationships, including with employees, customers, credit rating agencies, suppliers and competitors; the ability to retain key personnel; the challenging macroeconomic environment, including volatility and changes in global trade policies, and the ability of the combined company to mitigate potential tariff exposure and maintain supply; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; the outcome of any legal proceedings that may be instituted against DXL or FullBeauty; the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of DXL; diversion of management's attention from ongoing business operations and opportunities; and those additional risks and factors detailed in the Proxy Statement referenced below when available and other reports filed with the SEC by DXL from time to time, including those discussed under the heading "Risk Factors" in DXL's most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC's Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. Neither DXL nor FullBeauty undertakes any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the merger, DXL intends to file a proxy statement (the "Proxy Statement"), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the merger. Investors and security holders are encouraged to read the Proxy Statement when it becomes available (and any other documents filed with the Securities and Exchange Commission (the "SEC") in connection with the merger or incorporated by reference into the Proxy Statement) because such documents will contain important information regarding the merger and related matters. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC's website, www.sec.gov, or by accessing DXL's website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.